The UBS Funds	March 29, 2012

Supplement to the Summary Prospectus

March 29, 2012

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus of the UBS U.S. Equity Alpha Fund series (the “Fund”) of The UBS Funds dated October 28, 2011, as follows:

Effective as of the close of business on March 30, 2012, Thomas Cole will no longer serve as a portfolio manager for the Fund.  John Leonard, one of the remaining portfolio managers of the Fund, will assume Mr. Cole’s portfolio management responsibilities for the Fund upon his departure.  Therefore, effective as of the close of business on March 30, 2012, all references to Mr. Cole in the Summary Prospectus are deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR SUMMARY PROSPECTUS DATED OCTOBER 28, 2011.

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